SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                December 10, 1998

                    ----------------------------------------


                            THERMO POWER CORPORATION
             (Exact name of Registrant as specified in its charter)


Massachusetts                 1-10573                     04-2891371
(State or other             (Commission                (I.R.S. Employer
jurisdiction of             File Number)                Identification Number)
incorporation or
organization)


81 Wyman Street
Waltham, Massachusetts                                    02454-9046
(Address of principal executive offices)                  (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 27, 1997. These include risks and uncertainties relating to: the Registrant's ability to manage change, transition of product focus and dependence on new products, international operations, reliance on sales to governmental entities and custom contracts, competition, dependence of markets on governmental regulations and incentives, the importance of energy prices, the protection, defense, and use of intellectual property and ownership of technology rights, the development, commercialization, potential product liability, and market acceptance of certain products, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On December 10, 1998, Thermo Electron Corporation ("Thermo Electron"), the Registrant's parent corporation, issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of Thermo Electron's subsidiaries, including the Registrant.

      The press release stated, among other things, that the Registrant, a majority-owned, publicly traded subsidiary of Thermo Electron, will be taken private and become a wholly owned subsidiary of Thermo Electron, as previously announced. Stockholders of the Registrant will receive cash in exchange for their shares of common stock of the Registrant.

      The completion of this transaction is subject to numerous conditions, including the establishment of a price; confirmation of anticipated tax consequences; the approval of the Board of Directors of Thermo Electron; the negotiation and execution of a definitive merger agreement; the receipt of a fairness opinion from an investment banking firm that the transaction is fair to the Registrant's shareholders (other than Thermo Electron) from a financial point of view; the approval of the Registrant's Board of Directors (including its independent directors); and clearance by the Securities and Exchange Commission of any necessary documents regarding the proposed transaction.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.



                                          THERMO POWER CORPORATION



                                          By:/s/ Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer